UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): December 14, 2017
Allegiance Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

TEXAS	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040
(Address of Principal Executive Offices) (Zip Code)
(281) 894-3200
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 14, 2017, Allegiance Bank (the “Bank”), a wholly owned subsidiary of Allegiance Bancshares, Inc. (“Allegiance”), completed the issuance, through a private placement, of $40,000,000 aggregate principal amount of Fixed-to-Floating Rate Subordinated Notes due December 15, 2027 (the “Notes”) to certain institutional accredited investors.

The Notes were issued at a price equal to 100% of the principal amount, resulting in net proceeds to the Bank of $39.4 million. The Bank intends to use the net proceeds from the offering to support its growth and for general corporate purposes. The Notes are intended to qualify as Tier 2 capital for bank regulatory purposes.

The Notes bear a fixed interest rate of 5.25 percent per annum until (but excluding) December 15, 2022, payable semi-annually in arrears. From December 15, 2022, the Notes will bear a floating rate of interest equal to 3-Month LIBOR + 3.03% until the Notes mature on December 15, 2027, or such earlier redemption date, payable quarterly in arrears. The Notes will be redeemable by the Bank, in whole or in part, on or after December 15, 2022 or, in whole but not in part, upon the occurrence of certain specified tax events, capital events or investment company events. Any redemption will be at a redemption price equal to 100% of the principal amount of Notes being redeemed, plus accrued and unpaid interest, and will be subject to, and require, prior regulatory approval. The Notes are not subject to redemption at the option of the holders.

The foregoing description of the Notes is a summary and does not purport to be complete and is qualified in its entirety by reference to the form of Note filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
4.1	Form of Fixed-to-Floating Rate Subordinated Note due December 15, 2027 Certificate

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

Date: December 14, 2017	By:	/s/ George Martinez
George Martinez
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Form of Fixed-to-Floating Rate Subordinated Note due December 15, 2027 Certificate